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                                                                 Exhibit (n)(13)

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3
                                   SCHEDULE A
                           MINIMUM INITIAL INVESTMENTS

                                                 MINIMUM INITIAL
CLASS N SHARES                                      INVESTMENT
--------------                                   ---------------
Aston/Montag & Caldwell Growth Fund                   $2,500
Aston/Montag & Caldwell Balanced Fund                 $2,500
Aston/ABN AMRO Growth Fund                            $2,500
Aston/Optimum Mid Cap Fund                            $2,500
Aston Balanced Fund                                   $2,500
Aston/TCH Fixed Income Fund                           $2,500
Aston/TCH Investment Grade Bond Fund                  $2,500
Aston/ABN AMRO High Yield Bond Fund                   $2,500
Aston/McDonnell Municipal Bond Fund                   $2,500
Aston/ABN AMRO Investor Money Market Fund             $2,500
Aston/Veredus Aggressive Growth Fund                  $2,500
Aston/Veredus SciTech Fund                            $2,500
Aston/TAMRO Large Cap Value Fund                      $2,500
Aston/TAMRO Small Cap Fund                            $2,500
Aston Value Fund                                      $2,500
Aston/Veredus Select Growth Fund                      $2,500
Aston/ABN AMRO Real Estate Fund                       $2,500
Aston/River Road Dynamic Equity Income Fund           $2,500
Aston/River Road Small Cap Value Fund                 $2,500
Aston/ABN AMRO International Fund*                    $2,500
Aston/Optimum Large Cap Opportunity Fund              $2,500
Aston/River Road Small-Mid Cap Fund                   $2,500
Aston/Resolution Global Equity Fund                   $2,500
Aston/ABN AMRO Global Real Estate Fund                $2,500

                                                 MINIMUM INITIAL
CLASS I SHARES                                      INVESTMENT
--------------                                   ---------------
Montag & Caldwell Growth Fund                       $5 million
Montag & Caldwell Balanced Fund                     $1 million
Aston/TCH Fixed Income Fund                         $2 million
Aston/ABN AMRO Growth Fund                          $5 million
Aston Balanced Fund*                                $5 million
Aston/Veredus Aggressive Growth Fund                $2 million
ABN AMRO Treasury Money Market Fund                 $1 million
ABN AMRO Government Money Market Fund               $1 million
ABN AMRO Tax-Exempt Money Market Fund               $1 million
ABN AMRO Money Market Fund                          $1 million
Aston/TCH Investment Grade Bond Fund                $1 million
Aston/ABN AMRO High Yield Bond Fund                 $1 million
Aston/Optimum Mid Cap Fund                          $2 million
Aston/TAMRO Small Cap Fund                          $2 million

Aston/ABN AMRO Real Estate Fund                     $2 million
Aston Value Fund                                    $2 million
Aston/Veredus Select Growth Fund                    $2 million
Aston/River Road Small Cap Value Fund               $1 million
Aston/River Road Dynamic Equity Income Fund         $1 million
Aston/River Road Small-Mid Cap Fund                 $1 million
Aston/Neptune International Fund                    $1 million

                                                 MINIMUM INITIAL
CLASS S SHARES                                      INVESTMENT
--------------                                   ---------------
ABN AMRO Treasury Money Market Fund                   $2,500
ABN AMRO Government Money Market Fund                 $2,500
ABN AMRO Tax-Exempt Money Market Fund                 $2,500
ABN AMRO Money Market Fund                            $2,500

                                                 MINIMUM INITIAL
CLASS R SHARES                                      INVESTMENT
--------------                                   ---------------
Aston/Montag & Caldwell Growth Fund                   $2,500
Aston/ABN AMRO Growth Fund                            $2,500

                                                 MINIMUM INITIAL
CLASS Y SHARES                                      INVESTMENT
--------------                                   ---------------
ABN AMRO Institutional Prime Money Market Fund      $5 million

                                                 MINIMUM INITIAL
CLASS YS SHARES                                     INVESTMENT
---------------                                  ---------------
ABN AMRO Institutional Prime Money Market Fund      $5 million

*    Currently, not an active class for this Fund

Originally Adopted: March 15, 2001
As Amended: December 20, 2001
As Amended: March 21, 2002
As Amended: June 20, 2002
As Amended: September 19, 2002
As Amended: February 17, 2003
As Amended: March 20, 2003
As Amended: June 17, 2004
As Amended: September 28, 2004
As Amended: June 16, 2005
As Amended: March 16, 2006
As Amended: September 21, 2006
As Amended: February 19, 2007
As Amended: March 22, 2007
As Amended: June 21, 2007